APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Rule 12b-1 Fee
Absolute Return Fund Class C	0.75
Adjustable Rate Government Fund Class B Class C	0.75 0.75
Asia Pacific Fund Class C	0.75
Asset Allocation Fund Class B Class C Class R	0.75 0.75 0.25

C&B Large Cap Value Fund

Class B Class C	0.75 0.75

C&B Mid Cap Value Fund

Class B Class C	0.75 0.75

California Limited-Term Tax-Free Fund

Class C	0.75

California Municipal Money Market Fund

Sweep Class	0.35

California Tax-Free Fund

Class B Class C	0.75 0.75

Capital Growth Fund

Class C	0.75

Colorado Tax-Free Fund

Class B Class C	0.75 0.75

Common Stock Fund

Class B Class C	0.75 0.75

Core Bond Fund

Class B Class C Class R	0.75 0.75 0.25
Disciplined U.S. Core Fund Class C	0.75

Discovery Fund

Class C	0.75

Diversified Capital Builder Fund

Class B Class C	0.75 0.75

Diversified Equity Fund

Class B Class C	0.75 0.75
Diversified Income Builder Fund Class B Class C	0.75 0.75

Diversified International Fund

Class B Class C	0.75 0.75

Dow Jones Target Today Fund

Class B Class C Class R1	0.75 0.75 0.25

Dow Jones Target 2010 Fund

Class B Class C Class R2	0.75 0.75 0.25

Dow Jones Target 2015 Fund

Class R3

0.25

Dow Jones Target 2020 Fund

Class B Class C Class R4	0.75 0.75 0.25

Dow Jones Target 2025 Fund

Class R5

0.25

Dow Jones Target 2030 Fund

Class B Class C Class R6	0.75 0.75 0.25

Dow Jones Target 2035 Fund

Class R7

0.25

Dow Jones Target 2040 Fund

Class B Class C Class R8	0.75 0.75 0.25

Dow Jones Target 2045 Fund

Class R9

0.25

Dow Jones Target 2050 Fund

Class C Class R10	0.75 0.25

Dow Jones Target 2055 Fund

Class R11

0.25
Emerging Growth Fund Class C	0.75

Emerging Markets Equity Fund

Class B Class C	0.75 0.75

Emerging Markets Equity Income Fund

Class C	0.75

Emerging Markets Local Bond Fund

Class C	0.75

Endeavor Select Fund

Class B Class C	0.75 0.75

Enterprise Fund

Class B Class C	0.75 0.75

Global Opportunities Fund

Class B Class C	0.75 0.75

Government Money Market Fund

Sweep Class	0.35

Government Securities Fund

Class B Class C	0.75 0.75

Growth Balanced Fund

Class B Class C	0.75 0.75

Growth Fund

Class C	0.75

High Income Fund

Class B Class C	0.75 0.75

High Yield Bond Fund

Class B Class C	0.75 0.75

High Yield Municipal Bond Fund

Class C	0.75

Income Plus Fund

Class B Class C	0.75 0.75

Index Asset Allocation Fund

Class B Class C	0.75 0.75
Index Fund Class B Class C	0.75 0.75

Inflation-Protected Bond Fund

Class B Class C	0.75 0.75
Intermediate Tax/AMT-Free Fund Class C	0.75
International Bond Fund Class B Class C	0.75 0.75

International Equity Fund

Class B Class C Class R	0.75 0.75 0.25

International Value Fund

Class B Class C	0.75 0.75

Intrinsic Small Cap Value Fund

Class C	0.75
Intrinsic Value Fund Class B Class C Class R	0.75 0.75 0.25

Intrinsic World Equity Fund

Class C	0.75
Large Cap Core Fund Class C	0.75
Large Cap Growth Fund Class C Class R	0.75 0.25

Large Company Value Fund

Class C	0.75

Managed Account CoreBuilder Shares Series M

0.00

Minnesota Tax-Free Fund

Class B Class C	0.75 0.75
Moderate Balanced Fund Class B Class C	0.75 0.75

Money Market Fund

Class B Class C Daily Class	0.75 0.75 0.25

Municipal Bond Fund

Class B Class C	0.75 0.75

Municipal Money Market Fund

Sweep Class	0.35

National Tax-Free Money Market Fund

Sweep Class	0.35

North Carolina Tax-Free Fund

Class C	0.75

Omega Growth Fund

Class B Class C Class R	0.75 0.75 0.25
Opportunity Fund Class B Class C	0.75 0.75

Pennsylvania Tax-Free Fund

Class B Class C	0.75 0.75

Precious Metals Fund

Class B Class C	0.75 0.75

Premier Large Company Growth Fund

Class B Class C	0.75 0.75

Short Duration Government Bond Fund

Class B Class C	0.75 0.75

Short-Term Bond Fund

Class C	0.75

Short-Term High Yield Bond Fund

Class C	0.75

Short-Term Municipal Bond Fund

Class C	0.75

Small Cap Value Fund

Class B Class C	0.75 0.75

Small Company Growth Fund

Class B Class C	0.75 0.75

Small Company Value Fund

Class B Class C	0.75 0.75

Small/Mid Cap Value Fund

Class C	0.75

Special Mid Cap Value Fund

Class C	0.75

Special Small Cap Value Fund

Class B Class C	0.75 0.75

Specialized Technology Fund

Class B Class C	0.75 0.75

Strategic Income Fund

Class C	0.75
Strategic Municipal Bond Fund Class B Class C	0.75 0.75

Traditional Small Cap Growth Fund

Class C	0.75

Treasury Plus Money Market Fund

Sweep Class	0.35

Utility and Telecommunications Fund

Class B Class C	0.75 0.75

Ultra Short-Term Income Fund

Class C	0.75

Ultra Short-Term Municipal Income Fund

Class C	0.75

WealthBuilder Conservative Allocation Portfolio

0.75

WealthBuilder Equity Portfolio

0.75

WealthBuilder Growth Allocation Portfolio

0.75

WealthBuilder Growth Balanced Portfolio

0.75

WealthBuilder Moderate Balanced Portfolio

0.75

WealthBuilder Tactical Equity Portfolio

0.75

Wisconsin Tax-Free Fund

Class C	0.75

100% Treasury Money Market Fund

Sweep Class	0.35

Most recent annual approval by the Board of Trustees: March 29, 2013

Appendix A amended: June 3, 2013

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

1. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target Today Fund.  The R share class will commence operations in the third quarter of 2013.

2. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2010 Fund.  The R share class will commence operations in the third quarter of 2013.

3. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2015 Fund.  The R share class will commence operations in the third quarter of 2013.

4. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2020 Fund.  The R share class will commence operations in the third quarter of 2013.

5. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2025 Fund.  The R share class will commence operations in the third quarter of 2013.

6. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2030 Fund.  The R share class will commence operations in the third quarter of 2013.

7. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2035 Fund.  The R share class will commence operations in the third quarter of 2013.

8. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2040 Fund.  The R share class will commence operations in the third quarter of 2013

9. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2045 Fund.  The R share class will commence operations in the third quarter of 2013.

10. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2050 Fund.  The R share class will commence operations in the third quarter of 2013.

11. On May 22, 2013, the Board of Funds Trust approved the addition of Class R shares to the Dow Jones Target 2055 Fund.  The R share class will commence operations in the third quarter of 2013..